LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MARCH 22, 2010

TO THE SUMMARY PROSPECTUS

DATED FEBRUARY 26, 2010 OF

LEGG MASON CLEARBRIDGE SMALL CAP GROWTH FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated February 26, 2010, as supplemented on March 12, 2010 and March 19, 2010, and as may be amended or further supplemented, the fund’s statement of additional information, dated February 26, 2010, as supplemented on March 12, 2010 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2009, are incorporated by reference into this Summary Prospectus.

The following information replaces the section titled “Portfolio managers” in the section of the fund’s Summary Prospectus titled “Management”:

Jeffrey J. Russell, CFA, and Aram E. Green. Mr. Russell (a Managing Director and Senior Portfolio Manager of ClearBridge) and Mr. Green (a Managing Director and Portfolio Manager of ClearBridge) have co-managed the fund since 2007.

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